                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-8886

                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.
                    -----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                One South Street
                              Baltimore, MD 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: 410-727-1700
                                                            ------------

                              Daniel O. Hrsch, Esq.
                                One South Street
                              Baltimore, MD 21202
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       5/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Flag Investors Equity Partners Fund

Annual Report to Shareholders

May 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Directors and Officers

<Click Here> Investment Products

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary May 31, 2003

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Flag Investors Equity Partners Fund	1-Year	3-Year	5-Year	Life of Class**
Class A	-7.75%	1.03%	1.72%	11.24%
Class B	-8.44%	.28%	.96%	10.43%
S&P 500 Index++	-8.06%	-10.85%	-1.08%	10.43%

Scudder Flag Investors Equity Partners Fund	1-Year	3-Year	Life of Class***
Class C	-8.48%	.26%	3.27%
S&P 500 Index++	-8.06%	-10.85%	-1.47%

Scudder Flag Investors Equity Partners Fund	1-Year	3-Year	5-Year	Life of Class****
Institutional Class+	-7.52%	1.28%	1.98%	9.36%
S&P 500 Index++	-8.06%	-10.85%	-1.08%	7.56%

Sources: Lipper Inc. and Investment Company Capital Corporation

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 5/31/03	$ 20.58	$ 19.72	$ 19.71	$ 20.76
5/31/02	$ 22.67	$ 21.89	$ 21.89	$ 22.80
Distribution Information : Twelve Months: Long-Term Capital Gains	$ .29	$ .29	$ .29	$ .29
Short-Term Capital Gains	$ .01	$ .01	$ .01	$ .01

Class A Lipper Rankings*- Multi-Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	199	of	498	40
3-Year	17	of	363	5
5-Year	61	of	224	28

Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*(a) (Adjusted for Sales Charge)
[] Scudder Flag Investors Equity Partners Fund - Class A [] S&P 500 Index++

Yearly periods ended May 31

Comparative Results* (Adjusted for Sales Charge)
Scudder Flag Investors Equity Partners Fund		1-Year	3-Year	5-Year	Life of Class**	Life of Class***
Class A(b)	Growth of $10,000	$8,695	$9,718	$10,266	$22,798	-
	Average annual total return	-13.05%	-.95%	.53%	10.45%	-
Class B(b)	Growth of $10,000	$8,886	$9,892	$10,396	$22,761	-
	Average annual total return	-11.14%	-.36%	.78%	10.43%	-
Class C(b)	Growth of $10,000	$9,060	$9,977	-	-	$11,473
	Average annual total return	-9.40%	-.08%	-	-	3.04%
S&P 500 Index++	Growth of $10,000	$9,194	$7,085	$9,473	$22,679	$9,351
	Average annual total return	-8.06%	-10.85%	-1.08%	10.43%	-1.47%

The growth of $10,000 is cumulative.

Scudder Flag Investors Equity Partners Fund		1-Year	3-Year	5-Year	Life of Class****
Institutional Class+	Growth of $250,000	$231,200	$259,725	$275,700	$479,875
	Average annual total return	-7.52%	1.28%	1.98%	9.36%
S&P 500 Index++	Growth of $250,000	$229,850	$177,125	$236,825	$421,100
	Average annual total return	-8.06%	-10.85%	-1.08%	7.56%

The growth of $250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

Notes to Performance Summary

* Returns and rankings for Class A, B and Institutional Class shares prior to 1998 reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Fund commenced operations on February 13, 1995. Index returns begin February 28, 1995.
*** Class C shares commenced operations on October 28, 1998. Index returns begin October 31, 1998.
****Institutional Class shares commenced operations on February 14, 1996. Index returns begin February 29, 1996.
a The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
b Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1.00%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance. Prior to August 19, 2002, the maximum initial sales charge for Class A shares was 5.50% and the maximum contingent deferred sales charge for Class B was 5.00%.
+ Institutional Class shares are not subject to sales charges.
++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Portfolio Management Review

Scudder Flag Investors Equity Partners Fund:
A Team Approach to Investing

Investment Company Capital Corp. ("ICCC" or the "Advisor") is the Scudder Flag Investors Equity Partners Fund's (the "fund") investment advisor and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor") is the fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Scudder family of funds. ABIM, a registered investment advisor, is a limited partnership owned by J. Dorsey Brown and Buppert, Behrens & Owen, Inc., a company organized by three principals of ABIM.

ICCC is responsible for supervising and managing all of the fund's operations, including overseeing the performance of ABIM. ABIM is responsible for decisions to buy and sell securities for the fund, for broker-dealer selection, and for negotiation of commission rates.

ICCC is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking, and insurance.

Portfolio Managers

Hobart C. Buppert II

Vice President of Alex. Brown Investment Management and Co-Manager of the fund.

• Managed the fund since 2002.

• Joined ABIM as a Vice President in 1980.

• 30 years of investment industry experience.

• Prior experience as portfolio manager at T. Rowe Price Associates and as portfolio manager and research analyst at Equitable Trust Company.

• BA and MBA from Loyola College.

• Member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

Lee S. Owen

Vice President of Alex. Brown Investment Management and Co-Manager of the fund.

• Managed the Fund since inception.

• Joined ABIM as a Vice President in 1983.

• 30 years of investment industry experience.

• Prior experience as portfolio manager at T. Rowe Price Associates.

• BA from Williams College and MBA from the University of Virginia.

• Member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

In the following interview, Co-Portfolio Manager Hobart Buppert discusses market conditions and Scudder Flag Investors Equity Partners Fund's investment strategy during the 12 months ended May 31, 2003.

Q: Will you comment on the market environment of the last year?

A: At the start of the period, June 1, 2002, the market continued to feel the effects of the extended downturn that began in March 2000. While people anticipated rough sledding for the remainder of 2002, there was, perhaps, some optimism with regard to the outlook for 2003. While it took a bit longer than widely anticipated, the equity markets appear to now be in a state of recovery - with every major segment of the equity market in positive territory for the first five months of 2003. However, recent gains have not yet made up for earlier losses. For the 12-month period ended May 31, 2003, the S&P 500 was down just over 8%.

April 2003 seems to have been a turning point, as a great deal of uncertainty was removed from the market. The military conflict in Iraq had ended, interest rates remained at historic lows and a federal economic stimulus package appeared likely. In May, the stimulus package was passed, and stocks advanced solidly for the second consecutive month with no apparent trepidation in the market.

Q: How did Scudder Flag Investors Equity Partners Fund perform?

A: The fund, like the broad market, lost ground for the 12 months ended May 31, 2003. Class A shares (unadjusted for sales charges) posted a total return of -7.75%, declining less than the Standard & Poor's 500 index (S&P 500), the fund's benchmark, which fell 8.06% for the same period. The fund outperformed the S&P 500 for the three- and five-year periods ended May 31, 2003. Additionally, the fund outperformed the -10.23% average return of its peers in the Morningstar Large Value category for the 12-month period ended May 31, 2003.1 (Please see pages 4 through 6 for performance of other share classes.)

1 The Morningstar Large Value category is a group of mutual funds that primarily invest in large-cap stocks with lower forecasted growth values than the overall market. Returns reflect the reinvestment of distributions. It is not possible to invest directly into this category.

Scudder Flag Investors Equity Partners Fund performed well since our last report to shareholders on November 30, 2002. The fund's Class A shares (unadjusted for sales charges) posted a six-month cumulative total return of 6.17%, versus a 3.87% return by the S&P 500 and a 4.33% return by the Morningstar Large Value category for the six-month period ended May 31, 2002.

Q: To what do you attribute the fund's outperformance relative to its benchmark and peers?

A: We attribute the fund's outperformance to our "flexible-value" equity investment philosophy, which has enabled us to build a portfolio of solid companies that performed better than the market during this period and over the long term.

Rather than focusing on trends in the economy and financial markets, we analyze individual companies. While we look for companies that we believe are undervalued, we don't restrict our stock picks to those with predefined price-to-earnings ratios (P/Es)2 or any other formula approach that would reduce the investment universe. We believe that all stocks - whether they are labeled growth or value - can become undervalued at some point, based on market sentiment. We make our decisions based on bottom-up fundamental research, looking for well-positioned companies with shareholder-oriented management. We then buy stocks of those that are trading at what we believe to be attractive prices and have the best potential for long-term growth. The fund's long-term approach enables it to potentially take advantage of short-term market uncertainty, such as we've endured this year. And we believe the extended market downturn has presented a tremendous opportunity for us to upgrade the prospects of the portfolio with stocks that are trading at what we believe to be unwarranted discounts.

2 The price-to-earnings ratio, or P/E, is a company's stock price divided by its estimated earnings for the next four quarters. The forward-looking P/E ratio, also known as the multiple, is a measure of how much an investor is paying for a company's future earnings potential.

We consider ourselves to be "buy and hold" investors, which means we tend to hold on to stocks for one to three years or longer if the company continues to meet our expectations. We'll sell a stock when its earnings growth appears less promising, when its price fully reflects its growth potential or when we believe other investments offer better opportunities.

Q: Which stocks added to fund performance?

A: In reviewing the performance of individual stocks, it's important to remember that, while stocks have posted strong gains recently, the full 12-month period was a difficult one for many stocks. The S&P 500 declined by just over 8%. In a period such as this, any stock that gained ground over the full period performed exceptionally well in our opinion.

1. American Financial Realty Trust. We initiated a position in this real estate investment trust (REIT) in September 2002, and since then, it has posted strong gains as management has executed on its business plan. It is the fund's fifth largest holding. American Financial, which was offered to us at an attractive price in a Rule 144a offering - one not readily available on the open stock market - has created a strong real estate niche in the quickly consolidating banking industry. The REIT partners with banks in need of freeing up assets by disposing of their branch office buildings and excess real estate. It acquires the real estate and finds banks or other businesses to lease the property. We like the stock's total-return potential, as it has paid an attractive dividend (nearly $1 per share per year as of May 31, 2003) and has above-average growth prospects. The company is in the process of an initial public offering that we expect to have taken place by the time shareholders read this report. This offering will provide a higher level of liquidity for investors and shareholders.

2. Countrywide Financial Corporation. This consumer finance stock posted positive returns for the year as the company benefited from record levels of mortgage refinancing due to interest rates hovering at near-record lows. Unlike many of its competitors such as banks, Countrywide's primary focus is on the financing and servicing of mortgages. With interest rates at historic lows, Countrywide has expanded its primary mortgage business as well as its mortgage refinancing line. We anticipate that its high level of earnings growth may slow as the pace of mortgage refinancing decelerates with stable-to-rising interest rates. Therefore, while we think future prospects for this stock are strong, we have realized some profits and reduced the fund's position.

3. Wellpoint Health Networks. Wellpoint - the fund's second largest holding - is another stock that posted positive returns for the year. Throughout the bear market, this health care provider has rewarded shareholders while the broad market declined. Investors have bid up this stock based on the company's favorable pricing power and its success in implementing price increases that outpace increases in its operational costs. In an environment in which many companies are adjusting their earnings estimates downward, Wellpoint has consistently met or exceeded earnings estimates.

Q: Two of the three stocks you mentioned are financial stocks. Are financials an area of concentration for the fund?

A: While financials represent the fund's largest sector position - just under 36% as of May 31, 2003 - it's important to remember that we choose stocks on a bottom-up basis, not on a sector basis. With that said, we've found several good opportunities within this area. Many financial stocks are trading at a significant discount to the S&P 500, yet have earnings growth well above that of the overall market. And we like the business model. Financial companies generally have less capital-expenditure requirements than an industrial company, for example, but tend to have a higher rate of return on that capital in many cases. In times of market uncertainty, however, financial stocks tend to struggle more than companies with hard assets. That was the case in the first few months of 2003, as the market bid down the prices of already discounted financial stocks. The reverse has been true in the last couple of months, and financial stocks have rallied. Despite recent gains, we believe that many of these stocks are still trading at steep discounts to their intrinsic value and have room for much more growth.

It is also important to remind shareholders that the fund's financial investments are broadly diversified to include banks, insurance companies, mortgage companies, consumer finance companies, large diversified conglomerates (Citigroup and Berkshire Hathaway) and a REIT.

Q: What hurt performance?

A: While many stocks fell with the broad market this period, some struggled more than others. Two with a meaningful impact on fund returns were BJ's Wholesale Club and Oxford Health Plans.

1. BJ's Wholesale Club. This company is the third largest chain of warehouse club stores and is based primarily in the northeastern US. BJ's has struggled due to increasing expenses and competition from rivals Sam's Club (owned by Wal-Mart) and Costco, which are beginning to compete in the northeast. Over the last year, BJ's has shifted its focus more toward retail consumers versus business customers. To do this, it has increased capital expenditures to remodel stores, repackaged its merchandise and reduced prices. While this stock may continue to struggle in the near term, we believe that the steps management is taking will help its performance in the long term.

2. Oxford Health Plans. This managed health care company lost ground during the 12-month period, but we continue to like the stock and have kept it as one of the fund's top-10 holdings due to its attractive valuation and long-term prospects. Concerns about rising costs and questions about earnings quality in the 4th quarter 2002 put pressure on Oxford's stock for much of the period. However, the outlook for 2003 is already better, as the company reported strong earnings in the 1st quarter of 2003. This has pushed the stock price up dramatically in the two months following quarter-end. Still, Oxford sells at a P/E of only 10 times the next 12-months' earnings forecast.

Q: Are there any other stocks you would like to discuss?

A: There are many companies in the fund's portfolio that, we believe, exhibit excellent investment potential. We feel that it is important for shareholders to understand how our "flexible-value" approach can provide investors an advantage over the long term. While the price we pay for a stock is important, we don't limit our universe of potential investments based on some rigid price constraint as many other value-oriented managers might do. Clear Channel Communications is a good example. It is a company that is rarely found in value fund portfolios because it has a lot of growth stock characteristics and typically a higher-than-market price-to-earnings multiple. Clear Channel is the largest owner and operator of radio stations and also is a large provider of outdoor advertising. The company is an industry leader and generates tremendous free cash flow. We owned and liked the stock early in 2002 when its price was in the mid-to high $30s. Suddenly in the middle of that year, concerns about advertising revenue surfaced as a result of recessionary fears. The stock dropped to the low $20s very quickly. We saw this as a market error and took advantage of the opportunity to buy additional shares at those low levels. On May 30, 2003, Clear Channel's stock closed at $40.70 per share.

Q: Are there any additional comments that you would like to make?

A: We believe the price-to-earnings multiples of the broad market versus current historic low yields on high-grade bonds today indicate that much better valuations currently exist in equities. For example, a 10-year US Treasury note yielding around 3.33% provides the equivalent of a 30x price-to-earnings multiple, compared with a P/E ratio of 17.5 times this year's estimated operating earnings for the S&P 500 index. This discount makes us excited about the prospects for stocks over the long term.

Additionally, we would like to thank shareholders for their continued investment in and support of Scudder Flag Investors Equity Partners Fund. We will continue to scour the landscape for excellent investment opportunities and to manage this fund using our "flexible-value" philosophy to investing, which has provided a strong long-term track record for the fund. Based on the better-than-average valuations and growth prospects of the portfolio's companies, we are very confident in the investment potential for long-term investors in the fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2003

Asset Allocation	5/31/03	5/31/02

Common Stocks	100%	95%
Repurchase Agreements	-	5%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	5/31/03	5/31/02

Financials	36%	39%
Industrials	29%	26%
Consumer Discretionary	12%	12%
Health Care	11%	8%
Telecommunication Services	4%	5%
Information Technology	3%	4%
Utilities	3%	2%
Consumer Staples	2%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2003 (47.4% of Portfolio)
1. Citigroup, Inc. Provider of diversified financial services	5.9%
2. Wellpoint Health Networks, Inc. Provider of health care services	5.4%
3. Cendant Corp. Provider of consumer and business services globally	5.3%
4. American Standard Companies, Inc. Manufacturer of air conditioning systems, bathroom and kitchen fixtures	5.1%
5. American Financial Realty Trust Operator of a real estate trust	4.9%
6. Berkshire Hathaway, Inc. Holder owning subsidaries in a variety of business sectors	4.8%
7. XL Capital Ltd. Provider of insurance services	4.5%
8. Freddie Mac Supplier of mortgage credit	4.1%
9. Canadian National Railway Co. Operator of railroads	3.8%
10. Oxford Health Plans Provider of health services	3.6%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of May 31, 2003

	Shares	Value ($)

Common Stocks 100.0%
Consumer Discretionary 11.8%
Household Durables 2.0%
Blyth, Inc.	179,300	4,952,266
Media 6.3%
AOL Time Warner, Inc.*	211,300	3,215,986
Clear Channel Communications, Inc.*	211,600	8,612,120
Gannett Co., Inc.	46,700	3,689,300
		15,517,406
Multiline Retail 0.9%
BJ's Wholesale Club, Inc.* (c)	151,100	2,329,962
Specialty Retail 2.6%
TJX Companies, Inc.	353,800	6,439,160
Consumer Staples 2.5%
Food & Drug Retailing 1.1%
Safeway, Inc.*	149,300	2,812,812
Tobacco 1.4%
Altria Group, Inc.	81,200	3,353,560
Financials 36.0%
Banks 2.7%
Wells Fargo & Co.	135,600	6,549,480
Diversified Financials 13.5%
AmeriCredit Corp.*	338,800	3,184,720
Capital One Finance Corp. (c)	65,400	3,150,318
Citigroup, Inc.	351,372	14,413,279
Countrywide Financial Corp.	34,200	2,518,830
Freddie Mac	167,000	9,988,270
		33,255,417
Insurance 14.9%
Berkshire Hathaway, Inc. "B"*	5,000	11,870,000
Prudential Financial, Inc. (c)	254,300	8,524,136
Safeco Corp. (c)	143,000	5,168,020
XL Capital Ltd. "A"	128,108	11,151,801
		36,713,957
Real Estate 4.9%
American Financial Realty Trust	1,000,000	12,000,000
Health Care 10.6%
Health Care Equipment & Supplies 1.5%
Baxter International, Inc. (c)	148,700	3,768,058
Health Care Providers & Services 9.0%
Oxford Health Plans*	241,100	8,927,933
Wellpoint Health Networks, Inc.*	155,800	13,295,972
		22,223,905
Pharmaceuticals 0.1%
Pfizer, Inc.	8,000	248,160
Industrials 29.2%
Aerospace & Defense 1.6%
United Technologies Corp.	59,500	4,060,875
Building Products 5.1%
American Standard Companies, Inc.*	168,300	12,452,517
Commercial Services & Supplies 15.5%
Allied Waste Industries, Inc.*	691,000	6,827,080
Cendant Corp.* (c)	775,050	13,020,840
Concord EFS, Inc.*	458,300	6,929,496
Convergys Corp.*	177,600	3,175,488
First Data Corp. (c)	154,300	6,391,106
Sabre Holdings Corp. (c)	70,100	1,733,573
		38,077,583
Industrial Conglomerates 2.3%
Tyco International Ltd. (c)	317,800	5,625,060
Machinery 0.9%
SPX Corp.*	53,700	2,069,061
Road & Rail 3.8%
Canadian National Railway Co. (c)	186,000	9,385,560
Information Technology 3.3%
Computers & Peripherals
International Business Machines Corp.	91,800	8,082,072
Telecommunication Services 3.6%
Diversified Telecommunication Services
ALLTEL Corp.	141,100	6,755,868
Qwest Communications International, Inc.*	101,900	457,531
SBC Communications, Inc.	68,100	1,733,826
		8,947,225
Utilities 3.0%
Gas Utilities
Kinder Morgan Management LLC (c)	207,245	7,355,125
Kinder Morgan, Inc.	202	10,320
		7,365,445
Total Common Stocks (Cost $183,766,303)		246,229,541

Cash Equivalents 9.8%
Daily Assets Fund Institutional, 1.18% (d)(e) (Cost $23,963,178)	23,963,178	23,963,178

	Principal Amount ($)	Value ($)

Repurchase Agreements 0.0%
Goldman Sachs, 1.25% dated 5/30/2003, to be repurchased at $111,012 on 6/2/2003 (b) (Cost $111,000)	111,000	111,000

	% of Net Assets	Value ($)

Total Portfolio (Cost $207,840,481) (a)	109.8	270,303,719
Other Assets and Liabilities, Net	(9.8)	(24,197,702)
Net Assets	100.0	246,106,017

* Non-income producing security.
(a) The cost for federal income tax purposes was $207,840,481. At May 31, 2003, net unrealized appreciation for all securities based on tax cost was $62,463,238. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $79,918,296 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $17,455,058.
(b) Repurchase agreements are fully collateralized by US Treasury and Government agency securities.
(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at May 31, 2003 amounted to $23,592,830 (9.59% of net assets).
(d) Daily Asset Fund Institutional is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2003
Assets
Investments in unaffiliated issuers, at value (cost $183,877,303)	$ 246,340,541
Investments in affiliated issuers, at value (cost $23,963,178)*	23,963,178
Cash	396
Dividends receivable	77,087
Receivable for Fund shares sold	172,975
Receivable for securities lending income	2,458
Total assets	270,556,635
Liabilities
Payable for Fund shares redeemed	231,917
Payable upon return of securities loaned	23,963,178
Accrued advisory fee	157,396
Other accrued expenses and payables	98,127
Total liabilities	24,450,618
Net assets, at value	$ 246,106,017
Net Assets
Net assets consist of: Undistributed net investment income	140,785
Net unrealized appreciation (depreciation) on investments	62,463,238
Accumulated net realized gain (loss)	828,050
Paid-in capital	182,673,944
Net assets, at value	$ 246,106,017

* Represents collateral received for securities on loan.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($130,184,282 / 6,325,427 shares of capital stock outstanding, $.001 par value, 40,000,000 shares authorized)	$ 20.58
Maximum offering price per share (100 / 94.25 of $20.58)	$ 21.84
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($21,719,177 / 1,101,650 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)
$ 19.72
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($4,391,744 / 222,768 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)
$ 19.71
Maximum offering price per share (100 / 99.00 of $19.71)	$ 19.91
Institutional Class Net Asset Value, offering and redemption price per share ($89,810,814 / 4,326,752 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)	$ 20.76

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $29,249)	$ 3,236,513
Interest	41,760
Securities lending income	77,482
Total Income	3,355,755
Expenses: Investment advisory fee	2,133,316
Transfer agent fees	89,406
Custody fees	31,386
Distribution and shareholder servicing fees	669,229
Auditing	24,279
Accounting fees	81,553
Legal	33,034
Directors' fees and expenses	12,638
Report to shareholders	16,522
Registration fees	75,694
Other	5,706
Total expenses	3,172,763
Net investment income (loss)	182,992
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	8,728,017
Net unrealized appreciation (depreciation) during the period on investments	(41,878,604)
Net gain (loss) on investment transactions	(33,150,587)
Net increase (decrease) in net assets resulting from operations	$ (32,967,595)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended May 31,
	2003	2002
Operations: Net investment income (loss)	$ 182,992	$ (203,350)
Net realized gain (loss) on investment transactions	8,728,017	1,995,662
Net unrealized appreciation (depreciation) on investment transactions during the period	(41,878,604)	(29,788,755)
Net increase (decrease) in net assets resulting from operations	(32,967,595)	(27,996,443)
Distributions to shareholders from: Net investment income: Class A	-	(441,168)
Institutional Class	-	(411,090)
Net realized gains: Class A	(2,369,215)	(1,229,222)
Class B	(402,641)	(238,569)
Class C	(76,933)	(43,679)
Institutional Class	(1,282,219)	(575,022)
Fund share transactions: Proceeds from shares sold	36,878,886	51,654,229
Reinvestment of distributions	3,834,891	2,493,875
Cost of shares redeemed	(94,203,837)	(71,951,195)
Net increase (decrease) in net assets from Fund share transactions	(53,490,060)	(17,803,091)
Increase (decrease) in net assets	(90,588,663)	(48,738,284)
Net assets at beginning of period	336,694,680	385,432,964
Net assets at end of period (including undistributed net investment income and accumulated net investment loss of $140,785 and $42,207, respectively)	$ 246,106,017	$ 336,694,680

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended May 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 22.67	$ 24.56	$ 21.22	$ 25.68	$ 21.29
Income (loss) from investment operations: Net investment income (loss)	.01[a]	(.01)[a]	.06	.10	(.01)
Net realized and unrealized gain (loss) on investment transactions	(1.80)	(1.69)	4.12	(3.54)	4.70
Total from investment operations	(1.79)	(1.70)	4.18	(3.44)	4.69
Less distributions from: Net investment income	-	(.05)	(.07)	(.03)	(.03)
Net realized gains on investment transactions	(.30)	(.14)	(.77)	(.99)	(.27)
Total distributions	(.30)	(.19)	(.84)	(1.02)	(.30)
Net asset value, end of period	$ 20.58	$ 22.67	$ 24.56	$ 21.22	$ 25.68
Total Return (%)[b]	(7.75)	(6.96)	20.14	(13.63)	22.31
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	130	193	217	215	284
Ratio of expenses (%)	1.22	1.21	1.18	1.18	1.20
Ratio of net investment income (loss) (%)	.08	(.03)	.18	.38	(.02)
Portfolio turnover rate (%)	14	20	20	32	21
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges.

Class B
Years Ended May 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 21.89	$ 23.85	$ 20.72	$ 25.29	$ 21.10
Income (loss) from investment operations: Net investment income (loss)	(.12)[a]	(.17)[a]	(.13)	(.09)	(.14)
Net realized and unrealized gain (loss) on investment transactions	(1.75)	(1.65)	4.03	(3.46)	4.60
Total from investment operations	(1.87)	(1.82)	3.90	(3.55)	4.46
Less distributions from: Net investment income	-	-	-	(.03)	-
Net realized gains on investment transactions	(.30)	(.14)	(.77)	(.99)	(.27)
Total distributions	(.30)	(.14)	(.77)	(1.02)	(.27)
Net asset value, end of period	$ 19.72	$ 21.89	$ 23.85	$ 20.72	$ 25.29
Total Return (%)[b]	(8.44)	(7.63)	19.22	(14.29)	21.39
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	36	46	40	53
Ratio of expenses (%)	1.98	1.96	1.93	1.93	1.95
Ratio of net investment income (loss) (%)	(.68)	(.78)	(.57)	(.37)	(.77)
Portfolio turnover rate (%)	14	20	20	32	21
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges.

Class C
Years Ended May 31,	2003	2002	2001	2000	1999[a]
Selected Per Share Data
Net asset value, beginning of period	$ 21.89	$ 23.85	$ 20.72	$ 25.27	$ 19.09
Income (loss) from investment operations: Net investment income (loss)	(.12)[b]	(.17)[b]	(.13)	(.08)	(.03)
Net realized and unrealized gain (loss) on investment transactions	(1.76)	(1.65)	4.03	(3.45)	6.48
Total from investment operations	(1.88)	(1.82)	3.90	(3.53)	6.45
Less distributions from: Net investment income	-	-	-	(.03)	-
Net realized gains on investment transactions	(.30)	(.14)	(.77)	(.99)	(.27)
Total distributions	(.30)	(.14)	(.77)	(1.02)	(.27)
Net asset value, end of period	$ 19.71	$ 21.89	$ 23.85	$ 20.72	$ 25.27
Total Return (%)[c]	(8.48)	(7.63)	19.22	(14.22)	34.06**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	6	7	6	3
Ratio of expenses (%)	1.97	1.96	1.93	1.93	1.85*
Ratio of net investment income (loss) (%)	(.67)	(.78)	(.57)	(.39)	(.73)*
Portfolio turnover rate (%)	14	20	20	32	21
[a] For the period October 28, 1998 (commencement of sales of Class C shares) to May 31, 1999.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Institutional Class
Years Ended May 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 22.80	$ 24.70	$ 21.35	$ 25.75	$ 21.32
Income (loss) from investment operations: Net investment income (loss)	.06[a]	.05[a]	.11	.15	.04
Net realized and unrealized gain (loss) on investment transactions	(1.80)	(1.71)	4.15	(3.53)	4.70
Total from investment operations	(1.74)	(1.66)	4.26	(3.38)	4.74
Less distributions from: Net investment income	-	(.10)	(.14)	(.03)	(.04)
Net realized gains on investment transactions	(.30)	(.14)	(.77)	(.99)	(.27)
Total distributions	(.30)	(.24)	(.91)	(1.02)	(.31)
Net asset value, end of period	$ 20.76	$ 22.80	$ 24.70	$ 21.35	$ 25.75
Total Return (%)	(7.52)	(6.73)	20.44	(13.39)	22.53
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	90	100	116	106	125
Ratio of expenses (%)	.97	.96	.93	.93	.95
Ratio of net investment income (loss) (%)	.33	.22	.43	.65	.23
Portfolio turnover rate (%)	14	20	20	32	21
[a] Based on average shares outstanding during the period.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Flag Investors Equity Partners Fund, Inc. (prior to May 16, 2003, known as Flag Investors Equity Partners Fund, Inc.) (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102 percent of the value of domestic securities and 105 percent of the value of international securities. The Fund may invest the cash collateral in an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral. The fees earned for lending securities may be shared with an affiliate regardless of whether or not the cash collateral is invested in an affiliated money market fund. Either the Fund or the borrower may terminate the loan.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made semi-annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 476,886
Undistributed net long-term capital gains	$ 549,239
Capital loss carryforwards	$ -
Net unrealized appreciation (depreciation) on investments	$ 62,463,238

In addition, during the year ended May 31, 2003 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	2003	2002
Distributions from ordinary income	$ 137,700	$ 852,258
Distributions from long-term capital gains	$ 3,993,308	$ 2,086,492

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended May 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $36,945,207 and $75,972,138, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corporation ("ICCC" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 1.00% of the first $50,000,000 of the Fund's average daily net assets, 0.85% of the next $50,000,000 of such net assets, 0.80% of the next $100,000,000 of such net assets and 0.70% of such net assets in excess of $200,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended May 31, 2003, the fee pursuant to the Investment Advisory Agreement was equivalent to an annual effective rate of 0.83% of the Fund's average daily net assets. Alex. Brown Investment Management serves as subadvisor and is responsible for the day to day management of the Fund.

Effective December 16, 2002, Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer agent. SISC provides the same services that ICCC provided to the Fund and is entitled to receive the same rate of compensation. Prior to December 16, 2002, ICCC served as the Fund's transfer agent. Effective January 15, 2003, pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. Transfer agent charges to the Fund by ICCC and SISC aggregated $56,910 and $32,496, respectively, of which $285 is unpaid to SISC at May 31, 2003.

Accounting Fees. ICCC is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. At its expense, ICCC has delegated its fund accounting and related duties to Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor. In turn, as of April 1, 2003, SFAC and ICCC have retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. The amount charged to the Fund by ICCC for accounting services aggregated $68,186, of which $6,426 is unpaid at May 31, 2003.

Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), an affiliate of the Advisor, is the Fund's custodian (see Note E).

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of up to 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Prior to August 19, 2002, ICC Distributors Inc., ("ICCD") was the distributor for the Fund. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2003
Class A	$ 367,384	$ 2,619
Class B	190,884	10,952
Class C	35,494	2,193
	$ 593,762	$ 15,764

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2003, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at May 31, 2003	Effective Rate
Class B	$ 63,634	$ 3,651.25%
Class C	11,833	731.25%
	$ 75,467	$ 4,382

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Prior to August 19, 2002, ICCD was the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2003 aggregated $3,551. There were no underwriting commissions paid in connection with the distributions of Class C shares for the year ended May 31, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2003, the CDSC for Class B and C shares aggregated $58,148 and $592, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2003, SDI received $88.

Other. The Fund may invest in Daily Assets Fund Institutional, an open-end management investment company managed by Deutsche Asset Management, Inc.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Line of Credit

Effective April 11, 2003, the Fund entered into a new revolving credit facility with JP Morgan Chase Bank that provides $1.25 billion of credit coverage. The new revolving credit facility covers the funds and portfolios advised or administered by DeAM, Inc. or its affiliates. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

E. Share Transactions

The Fund is authorized to issue up to 90 million shares of $.001 par value capital stock (40 million Class S Shares, 15 million Class B Shares, 15 million Class C Shares, 15 million Institutional Class and 5 million undesignated). The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2003		Year Ended May 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	727,066	$ 13,918,524	1,080,686	$ 24,638,882
Class B	168,178	3,157,111	425,853	9,299,161
Class C	13,619	247,804	58,231	1,273,794
Institutional Class	1,018,855	19,555,447	720,971	16,442,392
		$ 36,878,886		$ 51,654,229
Shares issued to shareholders in reinvestment of distributions
Class A	114,643	$ 2,181,645	66,803	$ 1,520,676
Class B	19,899	363,944	9,761	213,854
Class C	4,038	73,855	1,842	40,357
Institutional Class	63,404	1,215,447	31,389	718,988
		$ 3,834,891		$ 2,493,875
Shares redeemed
Class A	(3,044,682)	$ (56,783,336)	(1,460,915)	$ (33,200,204)
Class B	(752,683)	(13,584,690)	(677,896)	(14,862,310)
Class C	(89,173)	(1,607,779)	(65,483)	(1,434,627)
Institutional Class	(1,162,180)	(22,228,032)	(1,025,819)	(22,454,054)
		$ (94,203,837)		$ (71,951,195)
Net increase (decrease)
Class A	(2,202,973)	$ (40,683,167)	(313,426)	$ (7,040,646)
Class B	(564,606)	(10,063,635)	(242,282)	(5,349,295)
Class C	(71,516)	(1,286,120)	(5,410)	(120,476)
Institutional Class	(79,921)	(1,457,138)	(273,459)	(5,292,674)
		$ (53,490,060)		$ (17,803,091)

F. Redemption in Kind

The Fund satisfied a redemption request on March 28, 2003 with a transfer of securities and cash totaling $15,083,416. The Fund accounted for the transaction as a sale of securities which resulted in a loss to the Fund of $4,225,648 for financial reporting purposes.

G. Other Information

On January 31, 2003, Deutsche Bank AG completed the sale of its Global Securities Service business to State Street Bank, Inc. The sale included US custody, securities lending and other processing services located in Europe, Asia and the Americas. The Board of Directors of the Fund approved changing the Fund's custodian to State Street Bank and Trust Company ("State Street") at Board meetings held on February 24, 2003 and March 27, 2003. Deutsche Bank Trust Company Americas (formerly, Bankers Trust Company), an affiliate of the Fund's Advisor, currently serves as the custodian to the Fund. The Fund's assets will be transitioned to State Street at a later date.

In connection with the transaction, on January 13, 2003 the Board approved an interim outsourcing arrangement that allows a State Street subsidiary to perform certain aspects of securities lending services for the Fund, subject to oversight from Deutsche. At a later date, Deutsche Asset Management will make recommendations to the Fund's Board regarding its securities lending program, but Deutsche will remain as securities lending agent until such time as the Board approves a new securities lending agent for the Fund.

Report of Independent Auditors

To the Board of Directors and Shareholders of Scudder Flag Investors Equity Partners Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Flag Investors Equity Partners Fund, Inc. (the "Fund") at May 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 25, 2003	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.29 per share from net long-term capital gains during its year ended May 31, 2003, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $4,500,000 as capital gains dividends for its year ended May 31, 2003, of which 100% represents 20% rate gains.

For federal income tax purposes, the Fund designates $525,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Flag Investors Equity Partners Fund (the "fund") was held on July 30, 2002. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Directors of the fund to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

	Number of Votes:
	For	Withheld
Richard R. Burt	12,702,937	52,017
S. Leland Dill	12,695,381	59,573
Martin J. Gruber	12,702,683	52,271
Richard T. Hale	12,702,937	52,017
Joseph R. Hardiman	12,702,683	52,271
Richard J. Herring	12,702,937	52,017
Graham E. Jones	12,696,658	58,296
Rebecca W. Rimel	12,702,937	52,017
Philip Saunders, Jr.	12,699,199	55,755
William N. Searcy	12,702,937	52,017
Robert H. Wadsworth	12,702,724	52,230

2. To approve a new investment advisory agreement (a "New Advisory Agreement") between the fund and Deutsche Asset Management, Inc. ("DeAM, Inc.") to be implemented within two years of the date of the Special Meeting upon approval of the members of the fund's Board of Directors who are not "interested persons."

Affirmative	Against	Abstain
12,627,691	54,575	72,688

3. To approve a new sub-advisory agreement (a "New Sub-Advisory Agreement") among the fund, Deutsche Asset Management, Inc. ("DeAM, Inc.") and Alex. Brown Investment Management ("ABIM") (the "Sub-Advisor") to be implemented within two years of the date of the Special Meeting upon approval of the members of the fund's Board of Directors who are not "interested persons."

Affirmative	Against	Abstain
12,676,768	28,705	49,482

Directors and Officers

Non-Interested Directors
Name, Date of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Director since 1999	Chairman, Diligence LLC (international information-collection and risk-management firm) (September 2000 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[2] (April 1996 to present); Member of the Board, Hollinger International, Inc.[2] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[2] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[2] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[2] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		68
S. Leland Dill 3/28/30 Director since 2002	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	66
Martin J. Gruber 7/15/37 Director since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (pension fund) (since January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001), Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000).	67
Joseph R. Hardiman 5/27/37 Director since 1998	Private Equity Investor (January 1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[2] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[2] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		66
Richard J. Herring 2/18/46 Director since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000) and Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	66
Graham E. Jones 1/31/33 Director since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	66
Rebecca W. Rimel 4/10/51 Director since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director, The Glenmede Trust Company (investment trust and wealth management) (1994-2002).	66
Philip Saunders, Jr. 10/11/35 Director since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	66
William N. Searcy 9/03/46 Director since 2002	Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (since November 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998).	66
Robert H. Wadsworth 1/29/40 Director since 1999	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1982 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc. (registered investment company) (June 1994-November1998).
* Inception date of the corporation which was the predecessor to the L.L.C.
		69

Interested Director
Name, Date of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[3] 7/17/45 Chairman since 2002 and Director since 1994	Managing Director, Deutsche Investment Management Americas Inc. (2003 to present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).
200

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past 5 Years
Richard T. Hale[3] 7/17/45 President since 2003	See information presented under Interested Director.
Kenneth Murphy[4] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); Formerly, Director, John Hancock Signature Services (1992-2000).
Charles A. Rizzo[4] 8/5/57 Treasurer since 2002	Director, Deutsche Asset Management (April 2000 to present); Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch 3/27/54 Secretary since 2002	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Salvatore Schiavone[4] 11/03/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Lucinda H. Stebbins[4] 11/19/45 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Kathleen Sullivan D'Eramo[4] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Caroline Pearson[4] 4/01/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.
Bruce A. Rosenblum 9/14/60 Assistant Secretary since 2002	Director, Deutsche Asset Management (2002-present). Formerly, Vice President, Deutsche Asset Management (2000-2002); Partner, Freedman, Levy, Kroll & Simonds (1997-1999).

1 Unless otherwise indicated, the mailing address of each Director and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3 Mr. Hale is a Director who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is President of Investment Company Capital Corp. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.
4 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the Fund's directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central European Equity Fund, Inc.

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

For shareholders of Classes A, B, C and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information	(800) 621-1048 To speak with a Scudder service representative.
Written correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	FLEPX	FEPBX	FEPCX	FLIPX
CUSIP Number	81114K 108	81114K 207	81114K 306	81114K 405
Fund Number	409	609	709	509

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not currently applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not currently applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIERS AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the six month period ended May 31, 2003, management identified an issue related to a different registrant within the Scudder fund complex.
Management discussed the issue with the Registrant's Audit Committee and auditors and instituted additional procedures to enhance its internal controls over financial reporting.

Form N-CSR Item F

                                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Flag Equity Partners Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               July 25, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Flag Equity Partners Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               July 25, 2003

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               July 25, 2003